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                           NEWMONT MINING CORPORATION
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 MARCH 19, 1997

                           NEWMONT MINING CORPORATION

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
        DELAWARE                   1-1153                  13-1806811
    (STATE OR OTHER       (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      JURISDICTION OF                                IDENTIFICATION NUMBER)
      INCORPORATION)
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                     1700 LINCOLN STREET, DENVER, CO 80203
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (303) 863-7414

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ITEM 5.  OTHER EVENTS.

     In connection with the filing by Newmont Mining Corporation ("Newmont Mining") of Amendment No. 1 to its Registration Statement on Form S-4 (No. 333-19335), Newmont Mining is filing as Exhibits herewith a copy of its consolidated financial statements for the year ended December 31, 1996, together with the report thereon of Arthur Andersen LLP, independent auditors, (which is attached as Exhibit 99.1 and is incorporated herein by reference) and a copy of its Management's Discussion and Analysis of Results of Operations and Financial Condition for the three year period ended December 31, 1996 (which is attached as Exhibit 99.2 and is incorporated herein by reference).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) None.

     (b) None.

     (c) Exhibits.

        23.1 Consent of Arthur Andersen LLP.

        99.1 Newmont Mining's consolidated financial statements for the year ended December 31, 1996, together with the report thereon of Arthur Andersen LLP, independent auditors.

        99.2 Newmont Mining Management's Discussion and Analysis of Results of Operations and Financial Condition for the three year period ended December 31, 1996.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEWMONT MINING CORPORATION

                                          By:     /s/ TIMOTHY J. SCHMITT
                                            ------------------------------------
                                            Timothy J. Schmitt
                                            Vice President, Secretary
                                            and Assistant General Counsel

Date: March 19, 1997
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                                 EXHIBIT INDEX

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Exhibit 23.1   Consent of Arthur Andersen LLP.
Exhibit 99.1 Newmont Mining's consolidated financial statements for the year ended December 31, 1996, together with the report thereon of Arthur Andersen LLP, independent auditors.
Exhibit 99.2 Newmont Mining Management's Discussion and Analysis of Results of Operations and Financial Condition for the three-year period ended December 31, 1996.
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